SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Broadcom Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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SUPPLEMENT TO THE PROXY STATEMENT OF BROADCOM CORPORATION
DATED MARCH 27, 2006
     You recently received a proxy statement dated March 27, 2006 in connection with the solicitation of proxies by the Board of Directors of Broadcom Corporation to be voted at the 2006 Annual Meeting of Shareholders, which will be held at the Fairmont Newport Beach Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, at 10:00 a.m. local time, Thursday, April 27, 2006. As stated in the proxy statement, only shareholders of record at the close of business on February 28, 2006 are entitled to vote at the meeting. The proxies may be used at the Annual Meeting and at any adjournment(s) or postponement(s) thereof.
     This supplement provides additional information to that contained in the proxy statement and should be considered in casting your vote by proxy or in person at the Annual Meeting.
     This supplement is dated April 6, 2006.
CLARIFICATION OF PROPOSAL TWO
     As more fully described in Proposal Two contained in the proxy statement, we are seeking shareholder approval of Second Amended and Restated Articles of Incorporation of Broadcom to (i) increase the aggregate number of authorized shares of Class A common stock from 800,000,000 shares to 2,500,000,000 shares, and (ii) eliminate all statements referring to the rights, preferences, privileges and restrictions of the Series A preferred stock, Series B preferred stock, Series C preferred stock, Series D preferred stock and Series E preferred stock. We are not seeking shareholder approval to increase the aggregate number of authorized shares of Class B common stock or preferred stock.
Vote Required to Approve Proposal Two
     On pages 2 and 16 of the proxy statement, we state that Proposal Two requires (i) the affirmative vote of a majority of the total combined voting power of the outstanding shares of Class A common stock and Class B common stock, voting together as a single class, and (ii) the affirmative vote of a majority of the Class A common stock, voting separately as a single class. So that there can be no confusion on the voting requirement, and although we think the voting requirement is already sufficiently clear from the proxy statement, we note that in each instance the affirmative vote required is the affirmative vote of a majority of the voting power of the outstanding shares of common stock, voting together or separately by class as indicated above, not the affirmative vote of the voting power of shares that are present or represented by proxy and actually voted at the meeting.
Authorized Shares of Preferred Stock
     We have not issued any preferred stock since 1997, before our initial public offering, and we have no current plans to do so. No shares of preferred stock are currently outstanding.
     Concurrently with Broadcom’s initial public offering in April 1998, all of the then outstanding shares of preferred stock (i.e., all of the shares of Series A preferred stock, Series B preferred stock, Series C preferred stock, Series D preferred stock and Series E preferred stock, totaling 3,567,839 shares in the aggregate) were automatically converted into shares of our Class B common stock, pursuant to the terms of the Amended and Restated Articles of Incorporation then in effect. Following the conversion, those shares of preferred stock were cancelled and were not reissuable by us. As a result, although our stated number of authorized shares of preferred stock remained at 10,000,000 following the 1998 conversion, we have only been permitted to issue 6,432,161 shares of preferred stock.

     The proposed Second Amended and Restated Articles of Incorporation as filed with the Securities and Exchange Commission provide for authorized preferred stock of 10,000,000 shares, a provision that has remained unchanged since 1998; however, as described above, since our initial public offering only 6,432,161 of those shares have been and remain issuable. To avoid any confusion regarding whether we are now seeking to increase the authorized number of shares of preferred stock that we may issue, Broadcom plans to revise Article III, Section A of the proposed Restated Articles to read in full as follows:
“A. Classes of Stock
This corporation is authorized to issue three classes of stock to be designated, respectively, “Class A Common Stock,” “Class B Common Stock” and “Preferred Stock.” The Class A Common Stock and Class B Common Stock are hereinafter referred to collectively as “Common Stock.” The total number of shares of stock that the corporation is authorized to issue is Two Billion Nine Hundred Ten Million (2,910,000,000) shares. Two Billion Five Hundred Million (2,500,000,000) shares shall be Class A Common Stock, par value $.0001 per share, Four Hundred Million (400,000,000) shares shall be Class B Common Stock, par value $.0001 per share, and Ten Million (10,000,000) shares shall be Preferred Stock, par value $.0001 per share, of which Six Million Four Hundred Thirty-Two Thousand One Hundred Sixty-One (6,432,161) shares remain issuable.”
This clarification of the proposed Restated Articles will have no practical effect on the amount of preferred stock that we may issue due to the fact that since 1998 our Amended and Restated Articles of Incorporation in effect from time to time have only permitted the issuance of 6,432,161 shares of preferred stock.
How to Change Your Vote by Proxy
     The shares of our common stock represented by any proxy card or voting instruction form properly signed, dated and returned will be voted at the Annual Meeting in accordance with the shareholder’s instructions. If the shareholder does not specify how the shares represented thereby are to be voted, the shares will be voted FOR the approval of Proposal Two approving the Second Amended and Restated Articles of Incorporation.
     If you have already voted and do not wish to change your vote due to the clarification of Proposal Two described above, you do not need to take any further action. Your vote will be counted as you have instructed. If your shares are held in your name, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another signed proxy card with a later date with our Secretary at Broadcom Corporation, P.O. Box 55005, Irvine, California 92619-5005. If you attend the Annual Meeting and vote by ballot, any proxy card that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting; please note that your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy card issued in your name from the record holder.

BY ORDER OF THE BOARD OF DIRECTORS

David A. Dull
Senior Vice President, Business Affairs, General
Counsel and Secretary
Irvine, California
April 6, 2006

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